Exhibit 99.1

gradient4.pngSPB_logo_new.pngHardware & Home Improvement Global Batteries & Appliances Pet, Home & Garden Global Auto Care Spectrum Brands Investor Day October 12, 2016

Forward-Looking Statements Certain matters discussed in this presentation, with the exception of historical matters, may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, regarding our business strategy, future operations, financial condition, estimated revenues, projected costs, projected synergies, prospects, plans and objectives of management, as well as information concerning expected actions of third parties, are forward-looking statements. These statements are subject to a number of risks and uncertainties that could cause results to differ materially from those anticipated as of the date of this presentation. Important factors that could cause our actual results to differ materially from those expressed or implied herein include, without limitation: our ability to manage and otherwise comply with our covenants with respect to our significant outstanding indebtedness or maintain our credit ratings; changes and developments in external competitive market factors, such as introduction of new product features or technological developments; development of new competitors or competitive brands or competitive promotional activity or spending or industry consolidation; the cost and effect of unanticipated legal, tax or regulatory proceedings or new accounting policies, laws or regulations (including environmental, public health and consumer protection regulations); seasonality of our products and changes in consumer demand for the various types of products we offer resulting in the loss of, or a significant reduction in, sales to significant retail customers; our ability to develop and successfully introduce new products, protect our intellectual property and avoid infringing the intellectual property of third parties; public perception regarding the safety of our products, including the potential for environmental liabilities, product liability claims, litigation and other claims; unfavorable developments in the global credit markets; the impact of overall economic conditions, terrorist attacks, acts of war or other unrest in international markets on consumer spending; fluctuations in commodities prices, supply shortages, the costs or availability of raw materials or terms and conditions available from suppliers; changes in the general economic conditions in countries and regions where we do business, such as stock market prices, interest rates, currency exchange rates, inflation and consumer spending; our ability to successfully implement manufacturing, distribution and other cost efficiencies and to continue to benefit from our cost-cutting initiatives; the impact of expenses resulting from the implementation of new business strategies, divestitures or restructuring activities; our ability to integrate, and to realize synergies from, the combined businesses of Spectrum Brands, Inc. and Russell Hobbs, Inc.; our ability to identify, develop and retain key employees; unfavorable weather conditions or climate change and various other risks and uncertainties, including those discussed herein and those set forth in our filings with the Securities and Exchange Commission (“SEC”).  We also caution the reader that undue reliance should not be placed on any forward-looking statements, which speak only as of the date of this presentation. We undertake no duty or responsibility to update any of these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect actual outcomes. Additional factors that may affect future results and conditions are described in our filings with the SEC, which are available at the SEC’s web site at www.sec.gov or at Spectrum Brands’ website at www.spectrumbrands.com.  The information contained in this presentation is summary information that is intended to be considered in the context of our SEC filings, and other public announcements that we may make, by press release or otherwise, from time to time. In addition, information related to past performance, while helpful as an evaluative tool, is not necessarily indicative of future results, the achievement of which cannot be assured. You should not view our past performance, or information about the market, as indicative of our future results. Further, performance information respecting investment returns on portfolio transactions is not directly equivalent to returns on an investment in our common stock. 2

Exhibit 99.1

Reconciliation Of Non-GAAP Financial Measurements Management believes that certain non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Excluding the impact of current exchange rate fluctuations may provide additional meaningful reflection of underlying business trends. In addition, within this presentation, including the tables that follow, reference is made to adjusted earnings before interest, taxes, depreciation and amortization (EBITDA), free cash flow and adjusted gross profit.  Adjusted EBITDA is a metric used by management and frequently used by the financial community which provides insight into an organization’s operating trends and facilitates comparisons between peer companies, because interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt and is one of the measures used for determining the Company’s debt covenant compliance. Adjusted EBITDA excludes certain items that are unusual in nature or not comparable from period to period.  In addition, the Spectrum Brands’ management uses adjusted gross profit as one means of analyzing the Spectrum Brands’ current and future financial performance and identifying trends in its financial condition and results of operations. Management believes that adjusted gross profit is a useful measure for providing further insight into Spectrum Brands’ operating performance because it eliminates the effects of certain items that are not comparable from one period to the next.  Also, management believes that free cash flow is useful to both management and investors in their analysis of Spectrum Brands’ ability to service and repay its debt and meet its working capital requirements. Free cash flow should not be considered in isolation or as a substitute for pretax income (loss), net income (loss), cash provided by (used in) operating activities or other statement of operations or cash flow statement data prepared in accordance with GAAP or as a measure of profitability or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt and therefore, does not reflect funds available for investment or discretionary uses.  Spectrum Brands provides this information to investors to assist in comparisons of past, present and future operating results and to assist in highlighting the results of on-going operations. While Spectrum Brands’ management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace the Spectrum Brands’ GAAP financial results and should be read in conjunction with those GAAP results.      All GAAP reconciliations are available at www.spectrumbrands.com 3

Rewarding And Safe Investment Opportunities?

EUR/USD Rate[(a)]


$1.40
$1.35
$1.30
$1.25
$1.20
$1.15
$1.10
$1.05
$1.00
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
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Q2 2016
Q3 2016

Crude Oil Prices[(a)]


$110.00
$100.00
$90.00
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
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10-Year U.S. Bond Rate[(a)]


3.20%
3.00%
2.80%
2.60%
2.40%
2.20%
2.00%
1.80%
1.60%
1.40%
1.20%
Q3 2013
Q4 2013
Q1 2014
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Q3 2014
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Q1 2015
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Q1 2016
Q2 2016
Q3 2016

Political Risks



Spectrum Brands

(a) Reflects average values during quarterly periods from 6/28/2013 to 6/30/2016

4

NA 68% LATAM 7% EMEA 22% APAC 3% Adjusted EBITDA / Margin Performance $457 $668 $677 $724 $801 $945 FY 11FY 12FY 13FY 14FY 15TTM14.3% 15.8% 15.8% 16.4% 17.1% 18.5%  (a)  (a)  (b) ($ in millions) 5 How About Spectrum Brands? TTM Net Sales By Division Adjusted Free Cash Flow ($ in millions) (a)Reflects pro forma as if HHI acquired at beginning of respective period. The pre-acquisition earnings and capital expenditures of HHI do not include the TLM Taiwan business as stand alone financial data is not available for the periods presented. The TLM Taiwan business is not deemed material to the Company's operating results. (b)Reflects results for GAC from acquisition date of May 21, 2015 through September 30, 2015. (c)As of October 12, 2016, the Company expects to somewhat exceed adjusted free cash flow of $515 million in FY16. TTM Net Sales By Geographic Region Note: TTM reflects the trailing 12 months ended June 30, 2016 $194  $212  $254  $359  $454  $505-$515 FY 11FY 12FY 13FY 14FY 15TTMFY 16 Est. GBA 40% HHI 24% Global Pet Supplies 17% H&G 10% GAC 9%  (c)  (c)

Who Is Spectrum Brands? 6 A global consumer products company with annualized sales of over $5 billion focused on •non-discretionary consumer products used in households daily •market-leading brands in categories with barriers to entry •delivering superior value to customers and consumers Global Batteries & Appliances TTM Revenue $2,043M Pet, Home & Garden TTM Revenue $1,361M Hardware & Home Improvement TTM Revenue $1,244M Global Auto Care TTM Revenue $449M Repel logo.jpg

Exhibit 99.1

gradient4.pngSPB_logo_new.pngHardware & Home Improvement Global Batteries & Appliances Pet, Home & Garden Global Auto Care Around the Home_072916_wide-01.jpg

Agenda 1.Strategic Overview & Growth Initiatives Andreas Rouvé 2.Global Auto Care Guy Andrysick 3.Global Batteries & Appliances Steve Fraundorfer 4.Pet, Home & Garden Randy Lewis 5.Hardware & Home Improvement Phil Szuba 6.Financial Update Doug Martin 7.Q&A Session All

Exhibit 99.1

gradient4.pngSPB_logo_new.pngHardware & Home Improvement Global Batteries & Appliances Pet, Home & Garden Global Auto Care Strategic Overview & Growth Initiatives Andreas Rouvé Chief Executive Officer

Our Vision & Our Organization  an expanding portfolio of innovative and superior value consumer products  Be the preferred strategic partner to our customers with ... VISION Innovation from Global Operations Sales Growth with Regional Sales Efficiency from Shared Services  Superior Value  Economies of scale at every level 10

Exhibit 99.1

C:\Users\lallozl\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.IE5\EQFPZHO0\e-commerce[1].jpgMajor Market Challenges Consumer Better Informed Speed to Market Retailer Pressured Consumer Focus on Value Retailer Focus on Innovation Retailer Focus on Direct Sourcing 11

Roadmap To Become A Large Cap Stock 12

Exhibit 99.1

Above Market Sales Growth 13 MoreCountriesMoreChannelsMoreCategoriesMore categories into existing retailers . Security into NA mass retailers . Rawhide into U.S. club channel More channels in existing markets . Insect repellent into auto channel . Batteries into food/drug and dollar More countries . Hearing aid batteries into APAC . Pet products into Latin America

Continuous Improvement Of Processes 14 .GAC integration completed ahead of schedule (SAP go-live, International & Shared Services) .Significant new U.S. supply chain optimization program under way to deliver additional efficiencies .New manufacturing and logistics facility to open in Dayton, Ohio in early calendar 2017. More than half of the U.S. population located within 600 miles of Dayton .Footprint transformation will reduce expenses and improve working capital

Exhibit 99.1

Investment Into Improved Manufacturing Capabilities 15 $19M investment in new aerosol manufacturing facility in St. Louis .Significant annual manufacturing cost savings .Working capital reduction from avoiding seasonal pre-build .Improves customer service – responsive to unexpected demand .Supports Latin American repellent expansion .Allows insourcing of Pet & Auto Care aerosol products

Exhibit 99.1

1

.Strategic Overview & Growth Initiatives Andreas Rouvé 2.Global Auto Care Guy Andrysick 3.Global Batteries & Appliances Steve Fraundorfer 4.Pet, Home & Garden Randy Lewis 5.Hardware & Home Improvement Phil Szuba 6.Financial Update Doug Martin 7.Q&A Session All gradient4.pngSPB_logo_new.pngHardware & Home Improvement Global Batteries & Appliances Pet, Home & Garden Global Auto Care Global Auto Care Guy Andrysick Sr. Vice President & General Manager

Exhibit 99.1

SPB_logo_new.png$89 $150 $47 FY 14FY 15TTMAcquired in May 2015  (a) Global Auto Care Overview 19 Adjusted EBITDA Performance ($ in millions) Net Sales by Geography (TTM) TTM Revenue $449M; TTM Adj. EBITDA $150M NA 85% EMEA 6% LATAM 4% APAC 5% (a)Global Auto Care (GAC) was acquired by Spectrum Brands on May 21, 2015. Actual results are for the period of May 21, 2015 through September 30, 2015 and pro forma trailing 12 months for fiscal 2015. Note: TTM reflects the trailing 12 months ended June 30, 2016 Appearance 50% A/C Recharge 35% Performance 15% Net Sales By Product Category (TTM)

Global Auto Care - Growth Drivers

Strengthen Core

- Accelerate innovation
- Drive awareness and education




STP

Extend Portfolio

- Adjacencies
- Non-automotive innovation


ARMOR ALL
WAX WIPES
WASH WIPES
STP
ULTRA DIESEL
A/C PRO

Expand Reach

- International
- Alternative channel distribution



Improve Value

- Simplified sourcing, distribution and manufacturing
- Low-cost producer



20

Reinvesting In Protectants To Drive Growth

Research-Based Insights

- Shopping simulations
- Computer eye-tracking study
- Attitudinal interviews



ARMOR ALL
ORIGINAL

Improve Consumer Experience

- Better label communication
- Consistent graphic architecture
- Modernized imagery



Detailer
Protectant

National Brand Support

- Fully integrated 360 campaign
- Multiple consumer touchpoints
- Education and awareness building



Social Media
TV / Online Video
ARMOR ALL
Digital Media
HOT ROD
MOTOR TREND
Website
Search Engine (SEO/SEM)
Google

Spectrum Brands

21SPB_logo_new.pngNew 2016 Armor All TV Ad 22 Build category awareness Build brand awareness and superiority

Exhibit 99.1

SPB_logo_new.pngInnovation And Simplification Driving Core Growth 23 Build category awareness Creation of All-In-One Charging Segment Product Enhancements Add Value New Innovation And National Brand Support https://upload.wikimedia.org/wikipedia/commons/thumb/9/90/Check_mark_23x20_02.svg/1000px-Check_mark_23x20_02.svg.pnghttps://upload.wikimedia.org/wikipedia/commons/thumb/9/90/Check_mark_23x20_02.svg/1000px-Check_mark_23x20_02.svg.pngS:\AC Marketing\Images\Hi-Res Product Images\++ 2016 Brand Refresh POG Images\048168016198_1.jpghttps://upload.wikimedia.org/wikipedia/commons/thumb/9/90/Check_mark_23x20_02.svg/1000px-Check_mark_23x20_02.svg.pngSPB_logo_new.pngNew 2016 A/C PRO TV Ad 24 Build category awareness Build brand awareness and superiority

Exhibit 99.1

SPB_logo_new.pngExpanding The STP Brand PROTECT THE CORE INNOVATE EDUCATE Defend our position in fuel and oil additives Continue to ensure product relevancy – meeting the needs of today’s changing vehicle technology Execute a fully integrated traditional and digital communication plan with a focus on product education http://www.stp.com/sites/default/files/GT_12oz_500x500_0.pnghttp://www.stp.com/sites/default/files/Fuel_Injector_12oz_500x500_0.pnghttp://www.stp.com/sites/default/files/SCFIC_12oz_500x500_0.pnghttp://www.stp.com/sites/default/files/DIFIC_12oz_500x500.pnghttp://www.stp.com/sites/default/files/STP_Ultra_5in1_HighPerformanceEngineTreatment_1.2.0.png25

SPB_logo_new.pngAdjacency Opportunities In The United States Appearance Total U.S. 52 Weeks Ended July 2016: $827M at Retail Performance Total U.S. 52 Weeks Ended July 2016: $1.3B at Retail STP Armor All Competition Under-indexed GAC channels Protectants Wipes Wheels/Tires Wax/Polish Air Fresheners Fuel Additives Oil Treatments Functional Fluids Diesel Additives Small Engine 26

Exhibit 99.1

SPB_logo_new.png27 Wash & Wax Wipes Key Consumer Benefits TV Support S:\Craig Hamilton\2017 Innovation\2017 Projects\Product Pack Shots\48651_Package_Ult_Shn_wash_box3 copy.pngS:\Craig Hamilton\2017 Innovation\2017 Projects\Product Pack Shots\48651_Package_Ult_Shn_wax_box3 copy.png•One-step wash •One-step wax •No waiting, no buffing •Wipe on and enjoy the clean….enjoy the shine! •DRTV (build awareness and drive trial) •Social media engagement •Sampling at trade shows, races and events New Product Growth Drivers SPB_logo_new.pngGrow Through New Channels And Adjacencies RETAIL COMMERCIAL ADJACENCIES Capitalize on growing segment and deliver value-added products for passenger cars and light trucks Channel expansion through partnership with heavy duty diesel manufacturer and distributor Expand into Home and Hardware with small engine line 28

Exhibit 99.1

SPB_logo_new.pngLeverage Retailer POP And Digital Marketing To Target White Space 29 A_C_recharge_kits_Repair_your_own_car_air_conditioning_-_2016-08-20_10.24.15.pngS:\AC Marketing\Customer Marketing\Pole Signs\2015\Monument Pole sign 40.jpgS:\AC Marketing\Retailers\2016 POG Pictures\Walmart\7-21-16-Walmart-#2980-Fort Worth, TX-2.jpgS:\AC Marketing\Retailers\Store Photos\Sams club test 2016.jpgImage result for engineering explainedEngineering ExplainedSams Club - Savings Made SimpleImage result for youtube logoImage result for forecast ioImage result for dataxu logo transparentImage result for autoblog logo pngImage result for ebay motors logoImage result for yahoo autos logoImage resultImage result for ten enthusiast logo47747_ACP_WM_R3TF4.pdf - Adobe Acrobat Pro DCRetailers & Consumers Displays Point-of-Purchase Online PR & Media Image result for walmart logoImage result for walmart logo

Mass Channel Growth Strategy: Consumer Trade-Up

Tier	Product	Brand		
Best	R-134 plus Additives Charging Kit	A/C PRO	National Advertised Brand	
Better	R-134 plus Additives Charging Kit	Arctic Freeze AUTO A/C RECHARGE		
Good	R-134a Charging Kit	EZ Chill		
OPP	R-134a Straight Refrigerant	Walmart SUPERTECH		

Walmart

Tiered offering with stepped value proposition

Spectrum Brands

30

SPB_logo_new.pngAccelerate International Growth 31 •Leverage Spectrum Brands scale and distribution •New go-to-market model •Competitive cost structure •Cross-selling Europe Latin America Asia / Pacific logoImage result for world map by continent pnghttp://www.carlogos.org/logo/Autobacs-logo-1920x1080.jpgImage result for tesco logoImage result for halfords logoImage result for kaufland logoImage result for ocado logoImage result for qvc logoImage result for walmart logoImage result for cencosud logoImage result for hidrosina logoImage result for minoil logoImage result for supercheap auto logoImage result for jd.com logohttp://www.handyman.com.ph/images/main_header.jpgImage result for true value logo vectorSPB_logo_new.pngWhat You Can Expect From Global Auto Care .Strong first full year with Spectrum Brands .Executing core business growth with advertising and innovation .Leveraging Spectrum Brands scale and distribution to accelerate international growth .Simplifying supply chain to improve margin and reduce working capital .Building on strong relationships across multiple channels  32

Exhibit 99.1

1.Strategic Overview & Growth Initiatives Andreas Rouvé 2.Global Auto Care Guy Andrysick 3.Global Batteries & Appliances Steve Fraundorfer 4.Pet, Home & Garden Randy Lewis 5.Hardware & Home Improvement Phil Szuba 6.Financial Update Doug Martin 7.Q&A Session All gradient4.pngSPB_logo_new.pngHardware & Home Improvement Global Batteries & Appliances Pet, Home & Garden Global Auto Care Global Batteries & Appliances Steve Fraundorfer Sr. Vice President & General Manager

Exhibit 99.1

SPB_logo_new.png$327 $307 $306 $(67) $(84) FY 14FY 15TTMGlobal Batteries & Appliances Overview 35 TTM Revenue $2,043M; TTM Adj. EBITDA $306M ($ in millions) Net Sales By Product Category (TTM) NA 44% EMEA 39% LATAM 13% APAC 4% Net Sales By Geography (TTM) Adjusted EBITDA Performance(a) (a)FY15 and TTM include Fx impacts of $(67)M and $(84)M, respectively. Note: TTM reflects the trailing 12 months ended June 30, 2016 Batteries 42% Small Appliances 33% Personal Care 25% SPB_logo_new.pngBattery Distribution Opportunities Expanding With Rayovac Into More Channels In North America Rayovac Competition Rayovac Development Opportunity Mass 31% DIY 9% Grocery 16% Drug 9% Dollar 7% All Other 28% Total Market: $4.5B Rayovac*: $500M *Alkaline, HD, Rechargeable. Excludes private label  36 Source: Nielsen Scan & Panel Data, annual period ended June 2016 *excludes private label supplies

Exhibit 99.1

SPB_logo_new.pngAdditional Battery Distribution Opportunities Expanding With VARTA Into More Countries In Europe DACH (POP 97m) SWE (POP 184m) BNL (POP 28m) UK/IRL (POP 67m) EE (POP 413m) Nordic (POP 25m) VARTA Competition VARTA Development Opportunity   Total Market: $3.5B VARTA*: $485M Alkaline, HD, Rechargeable. Excludes private label 37 Source: European Market Data (Nielsen, EPBA, Company estimates) May 2016 *excludes private label supplies SPB_logo_new.pngRayovac Brand Initiatives More Investment Into Awareness And Performance 38 Enhance Our Brand Improve Packaging •Leverage our differentiated brand personality •Contemporize our brand ROV logo_master.png Invest In Technology Get The Word Out •Continuously improve performance to maintain parity with leading brand •Highlight our 110-year brand history •Connect on social media with our target consumer New & Improved!Batteries Matter. Choose Rayovac. C:\Users\goetschm\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.Outlook\2IBRDE0B\ROV_1906_logo.jpg•Clarify product performance differences Best Good Better C:\Users\rouvea\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.Outlook\AIR4L7K4\GP_card back.jpgTrade up story on back! **AA ANSI average performance source of the data is internal testing

Exhibit 99.1

SPB_logo_new.pngRayovac Lights & Portable Power Complement Core Offerings And Drive Brand Awareness 39 Hero Product Launches Media & Market Promotion Online Outreach https://images-na.ssl-images-amazon.com/images/I/71tmQB72gTL._SL1500_.jpgImage result for rayovac beastC:\Users\johnsona\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.Outlook\GU5GQE4J\TheBeast.pngC:\Users\johnsona\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.Outlook\GU5GQE4J\VirtuallyIND_black.pnghttps://scontent-ord1-1.xx.fbcdn.net/v/t1.0-9/13895366_1743853459235915_9138922797829976896_n.jpg?oh=1d1590f577dcf61855dfcafbe4995958&oe=58535494Oprah Magazine #IndestructibleStories Indestructible ABC news feature \\rayovac.com\fileshare\corpshar\Rayovac Brand Marketing\RAYOVAC PP AND LIGHTS\+Portable Power\Projects\Off Shelf Promos\R6625 - PS99 Clip Strip.pngC:\Users\johnsona\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.Outlook\GU5GQE4J\R6217 - CR2025 Clip Strip.jpgC:\Users\johnsona\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.Outlook\GU5GQE4J\R6217 - 303_357 Clip Strip.jpgClip strips Counter displays Review seeding with A+ content Merchandising C:\Users\johnsona\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.Outlook\GU5GQE4J\F716 Final Rendering (4-19-16).jpgSPB_logo_new.pngHearing Aid Batteries Gaining Share In A Growing Market 40 Aging Population Improved Technology & User Differentiation Binaural Fitting Penetration .Hearing loss increases with age .Baby boomer generation is within the target demographic .Teen hearing loss is steadily increasing .Developing markets are significantly under-penetrated .Fittings becoming more “successful” .Spectrum Brands is under-represented in LA and APAC regions .Currently low binaural fitting rates for Europe/Japan vs. the U.S. .However, consumer affinity is growing, driven by technology, streaming, etc. Est. world population suffering from hearing loss >25 dBHL in both ears (2000 to 2050) % of Population Over Age 65 .High rate performance .High humidity resistance .Packaging ease of use .Form factor specialization Cut View_floating.png

Exhibit 99.1

SPB_logo_new.pngPersonal Care And Small Appliances Delivering Meaningful, Consumer-Focused Innovation Without Compromise 41

Small Electric Appliances

Providing Superior Value With Meaningful Innovation

Blenders



- New blades shred ice into snow
- Quiet technology
- Mess-free serving

Toaster Ovens


EXPERT TEMP
TURBO POWER
CONVECTION

- Save time - no preheat
- Cooks faster
- Expert results

Hair Care



- Better styling
- Longer lasting
- Optimized heating

Shave & Groom



- Closer shave
- More comfort
- Increased flexibility

Spectrum Brands

42

SPB_logo_new.pngSmall Electric Appliances Multi-Channel/Country Strategy Enabled By Industrial Design & Technology 43 Toaster Ovens image004\\Madpfs04\rh_id\ID_Files\_IDprojects\1 BLACK&DECKER\NorthAmerica\COOKING\Digital Big Bubba.\Rendering\BIGbubba_digital.jpg\\Madpfs04\rh_id\ID_Files\_IDprojects\1 BLACK&DECKER\NorthAmerica\COOKING\TO5000SSD\images\3.15.16\TO5000SSD.14.pngY:\ID_Files\_IDprojects\1 BLACK&DECKER\FOOD PREP\FUSION_BLADE_2015\Renderings\WALMART Unit\11-18-15\FB_WMT_Injected_Red_NB.pngP:\Industrial Design Department\ID_Not_Shared\ID_Working\Shaving_ID\_MENS Shave\XR1400_mini me_palm rotary shaver\images and renderings\mini me brush head.17.pngS:\Sales & Marketing\(Marketing EU)\Remington\NPD Haircare\ID's and CTG's\SS15\Vapor\S8700_EU_220.jpgMass Premium Department Hair Care Mass Premium Department Blenders Mass Premium Department Shavers Mass Premium Department

SPB_logo_new.pngSmall Electric Appliances Major Opportunities To Expand Into More Categories 44 Core  \\Madpfs04\rh_id\ID_Files\_IDprojects\2 RUSSELL HOBBS\GARMENT CARE\23390 steam Generator\23390-STEAM-GENERATOR-MAIN.pngExpansion Expansion P:\Industrial Design Department\ID_Not_Shared\ID_Working\Other Categories\Body Brush Extension\CMF\final\OPT A RING.tifT:\JBarquin\HC5900 pres image.pngimage004Small Appliances Personal Care

Exhibit 99.1

SPB_logo_new.pngE-Commerce Increased Investment In Digital Marketing To Drive Awareness And Communicate Innovations 45 Screen Shot 2016-05-16 at 4.58.17 PM.pngB+DCorporateSocial.pngJuicemanFB.pngJuicemanHomepage.pngJuicemanPinterest.pngEnd User Engage, Entertain, Educate Support Online Retail Accelerate Growth RETAILER.COM Image result for walmart logoSPB_logo_new.pngWhat You Can Expect From Global Batteries & Appliances .Continuous growth from expanding distribution in the U.S. and globally .Apply design and technological innovation for price and channel differentiation .Broaden product portfolio and expand into adjacent categories .Increase digital marketing to drive brand awareness and consumer loyalty .Leverage online channel to launch innovative, higher price point products 46

Exhibit 99.1

1.Strategic Overview & Growth Initiatives Andreas Rouvé 2.Global Auto Care Guy Andrysick 3.Global Batteries & Appliances Steve Fraundorfer 4.Pet, Home & Garden Randy Lewis 5.Hardware & Home Improvement Phil Szuba 6.Financial Update Doug Martin 7.Q&A Session All gradient4.pngSPB_logo_new.pngHardware & Home Improvement Global Batteries & Appliances Pet, Home & Garden Global Auto Care Pet, Home & Garden Randy Lewis Sr. Vice President & General Manager

Exhibit 99.1

SPB_logo_new.pngGlobal Pet Supplies Overview 49 TTM Revenue $838M; TTM Adj. EBITDA $141M Adjusted EBITDA Performance(a) ($ in millions) Net Sales By Geography (TTM) NA 62% EMEA 33% RoW 5% $113 $125 $141 FY 14FY 15TTMAquatics 36% Companion Animal 64% (a)FY14, FY15 and TTM include Fx impacts of $(1)M, $(4)M and $(2)M, respectively. Note: TTM reflects the trailing 12 months ended June 30, 2016 Net Sales By Product Category (TTM)

An Improved Business Poised For Strategic Growth

Improved Strategies

- Customer and consumer
- Brands and products
- Categories and channels


MARKETING
MANAGEMENT
STRATEGY
MARKET
PLAN
TARGET
SALES
SHARE
ANALYTICS
PRODUCT
PLANNING
PRICE
SUCCESS
TARGET
RESEARCH
BUSINESS
DEVELOPMENT

Integrated Globally

- Global platforms
- Regional teams
- Local control



Invested Operationally

- Capacity and efficiency
- Quality and compliance
- NPD and insights


PRODUCT
DEVELOPMENT
QUALITY
TESTING
BUSINESS
FORECAST
PROTOTYPE
ACCEPTANCE
PROGRAM
ADJUSTMENTS
COMPETITION
COSTS
PACKAGING
PERCEPTION
IMPORTANT
FEEDBACK
TECHNICAL
RESEARCH
TARGET
SWOT
MARKETING
STRATEGY
PRODUCE
CONCEPT
FEATURES
GROUP
SERVICE
INTRODUCE
PROCESS
ANALYSIS
MARKET
PRICING

Spectrum Brands
50

SPB_logo_new.pngStrong Portfolio Of Leading Brands 51 Rawhide, Clean-Up, Grooming, Healthcare, Accessories and Small Animal Care Dry and Wet Food for Dogs and Cats PET CARE Premium performing products designed to allow pet parents to care for their pets, keeping them healthy and happy Dingo_Logo_2016.jpgWild_Harvest_Logo.jpghttp://www.angiespetcare.com/content/pet_collage.pngChews & Care Aquatics Dog & Cat Food Food, Water Care and Equipment for animals suitable for an aquarium T:\Melton\Page 5 Logos\Marineland_Logo.pngT:\Melton\Page 5 Logos\HealthyHideLogo.pngT:\Melton\Page 5 Logos\FURminator_Logo.pngT:\Melton\Page 5 Logos\NaturesMiracle_Logo.pngT:\Melton\Page 5 Logos\TetraLogo.pngT:\Melton\Page 5 Logos\LittermaidLogo.pngT:\Melton\Page 5 Logos\ProSenseLogo.pngC:\Users\carpioe\Documents\carpio\Latam\PET 2015\Logos\CA\8in1_Logo_3d_RGB.PNG

SPB_logo_new.pngT:\Melton\Page 7 Product\Feeder 1.pngNew & Improved Product Growth Drivers 52 Companion Animal Dog & Cat Food Aquatics C:\Users\paijoh\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.Outlook\QE3LPJ5Z\Feeder 2 (2).pngC:\Users\paijoh\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.Outlook\QE3LPJ5Z\4004218258952_0.jpgT:\Melton\Page 7 Product\FUR-101639_ComfortEdge_deSheddingTool_M_18-12269-A.pngT:\Melton\Page 7 Product\26003-200_DN_DentalMiniBones.pngT:\Melton\Page 7 Product\P-94080_DN_Boomerangs_9ct.pngT:\Melton\Page 7 Product\P-94012-1_DN_PorkieRoll_15ct.png

Exhibit 99.1

SPB_logo_new.pngPet Channel Opportunities In The United States Pet Specialty Dollar Food Drug Mass All Other Pet Competition Under-indexed Pet Channels Total 2015 U.S. Category: $14B at Retail 53 SPB_logo_new.pngDriving Chews & Treats Growth With Brand & Category Leadership 54 Best BestOPP OPPBetter BetterGood GoodC:\Users\carpioe\Documents\carpio\Latam\PET 2015\Logos\CA\8in1_Logo_3d_RGB.PNGSupplied by owned, scalable Latin America manufacturing Vertically Integrated Supply Chain Image result for starImage result for starImage result for starImage result for star•Speed to market •Form factor flexibility •Quality control •FSMA compliant T:\Melton\Page 9 Logos and Products Page\28721_DE_3pk_8inch_Bones.pngT:\Melton\Page 9 Logos and Products Page\Digest-eeze_Logo.pngT:\Melton\Page 9 Logos and Products Page\HappyHide.pngT:\Melton\Page 9 Logos and Products Page\HappyHide_Logo.pngT:\Melton\Page 9 Logos and Products Page\P-45022_DN Twist Sticks_50pk.png

Exhibit 99.1

Reinventing Nature's Miracle To Drive Growth

✓ Upgrading Products

- Overhauling formulations
- Improving communications
- Innovating usage and delivery



Elevated
Improved
New
Refresh

✓ Resetting Categories

- Expanding distribution
- Increasing awareness and trial
- Driving back to pet specialty



Spontaneous Purchase
Spontaneous Purchase
Planned Purchases
Planned Purchases
Mass Shopper
Conversion Path
Pet Specialty Shopper
Capture at Shelf
Educate on Pack Other Solutions
Drive to Website for Where to Buy
Capture New Purchases

✓ Retooling Marketing

- Connecting with new users
- Telling our "trust" story
- Converting to loyalists



NATURE'S MIRACLE
81%
88%
66%
76%
39%
43%
58%
40%

Spectrum Brands

55

SPB_logo_new.png$102 $125 $143 FY 14FY 15TTMHome & Garden Overview 56 TTM Revenue $523M; TTM Adj. EBITDA $143M ($ in millions) Net Sales By Product Category (TTM) Net Sales By Geography (TTM) NA 99% RoW 1% Controls 40% Household 31% Repellents 29% Note: TTM reflects the trailing 12 months ended June 30, 2016 Adjusted EBITDA Performance

Exhibit 99.1

SPB_logo_new.pngStrong Portfolio of Recognized Brands 57 Indoor pesticides used to control insects and rodents inside the home Personal use pesticides used to repel mosquitoes and ticks HOME & GARDEN Pesticides as defined by FIFRA(a) include Insecticides, Herbicides, Fungicides, Repellents & Rodenticides) Household Controls Repellents Outdoor pesticides used to control insects, weeds and animals around the home Pick your pest(a) Federal Insecticide, Fungicide, and Rodenticide Act (FIFRA) provides EPA with the authority to oversee the sale and use of pesticides. However, because FIFRA does not fully preempt state/tribal or local law, each state/tribe and local government may also regulate pesticide use. T:\Melton\Page 15 Logos\BF_Logo_16.pngT:\Melton\Page 15 Logos\CT_Logo.pngT:\Melton\Page 15 Logos\REPEL_Logo_Only.pngT:\Melton\Page 15 Logos\Hot_Shot_Logo_HR.pngT:\Melton\Page 15 Logos\Spectracide_Logo.pngT:\Melton\Page 15 Logos\GardenSafe_LOGO.png

New & Improved Product Growth Drivers

Repellents	Outdoor Controls	Household

Repellents

Cutter

REPEL


ZIKA virus
mosquito
prevention
protection
mosquito netting


Cutter


REPEL
ZikaVirus

Outdoor Controls


BLACK FLAG
LAWN INSECT


Spectracide
TRIAZICIDE

LIQUID FENCE


DEER & RABBIT

QUICKFLIP Sprayer

Household

HOT SHOT

BLACK FLAG


HOT SHOT
BED BUG
INTERCEPTOR
4 PACK
BED BUG
GLUE TRAP


GUARANTEED
BLACK FLAG
ANT & ROACH
KILLS ON CONTACT

Spectrum Brands

58

SPB_logo_new.pngHome & Garden Channel Opportunities In The United States DIY Mass Food Drug Dollar All Other H&G Competition Under-indexed H&G Channels Total 2015 U.S. Category: $3.2B at Retail 59 SPB_logo_new.pngThe Answer To Consumer Needs 60 Give Them MORE of What They Want… -Better Value- -Better Experience- -Better Access- -Better Results-

Exhibit 99.1

SPB_logo_new.pngProtecting You And Your Family With Cutter 61 VALUE VISIBILITY PROMOTION Provide consumers with value pricing, combo packs and coupon offers Draw attention at retail through compelling off-shelf displays and educational materials Promote the brand in venues where consumers are looking for protection http://spx.rayovac.com/spx/attachments/CMP/50852/19027_CT_TSC_DisplayImage_F.jpgT:\Melton\Page 18\CutterSave.pngT:\Melton\Page 18\CutterIRC.pngSPB_logo_new.pngSTRENGTHEN EXPAND PROMOTE Expanding The Black Flag Brand 62 Modernize brand imagery and delivery systems to reflect premium position Expand into outdoor chemicals, with premium efficacy that trades consumers up Comprehensive traditional and digital media campaign to drive awareness for Black Flag and its new products

Exhibit 99.1

SPB_logo_new.pngLeveraging Spectrum First To Expand Beyond United States Market 63 Source: Nielsen, Euromonitor, Management Estimates Initial Launch Strategy: Win With Core Line .2 Brands: RapidRepel (Repellents); Black Flag (Insecticides) .Core assortment of drive items .Hybrid of U.S.-manufactured and LATAM-sourced SPB_logo_new.pngWhat You Can Expect From Pet, Home & Garden .Winning with strong brands and a strong innovation engine .Leveraging vertically-integrated, lowest-cost supply chain .Investing in capacity to drive productivity and growth .Consistent history of highly profitable growth in the H&G business .Solid investments to return Pet business to profitable growth 64

Exhibit 99.1

1.Strategic Overview & Growth Initiatives Andreas Rouvé 2.Global Auto Care Guy Andrysick 3.Global Batteries & Appliances Steve Fraundorfer 4.Pet, Home & Garden Randy Lewis 5.Hardware & Home Improvement Phil Szuba 6.Financial Update Doug Martin 7.Q&A Session All gradient4.pngSPB_logo_new.pngHardware & Home Improvement Global Batteries & Appliances Pet, Home & Garden Global Auto Care Hardware & Home Improvement Phil Szuba Sr. Vice President & General Manager

Exhibit 99.1

SPB_logo_new.pngNA 93% LATAM 6% RoW 1% Residential Locksets 66% Plumbing & Accessories 20% Builders Hardware 14% $210 $226 $238 FY 14FY 15TTMHardware & Home Improvement Overview 67 TTM Revenue $1,244M; TTM Adj. EBITDA $238M ($ in millions) Net Sales By Product Category (TTM) Net Sales By Geography (TTM) Adjusted EBITDA Performance(a) (a)FY14, FY15 and TTM include Fx impacts of $(10)M, $(3)M and $(1)M, respectively. Note: TTM reflects the trailing 12 months ended June 30, 2016 SPB_logo_new.pngHardware & Home Improvement – Product Categories 68 Security (66%) Plumbing (20%) Hardware (14%) Hardware.pngPlumbing.pngSecurity.png

Exhibit 99.1

SPB_logo_new.pngPfister-logo_blk.aiGreat Brands, Market-Leading Positions, Compelling Value Propositions 69 Est. 1910 Est. 1946 Est. 1901 Est. 1946 Est. 1904 Est. 1986 #1 U.S. lock brand Kwikset - Made for the world you live in!  #1 U.S. Builders Hardware brand National - The most trusted brand in hardware! Pfister - the people’s choice for great design & quality at the best value Faucets done right - Let our confidence inspire yours! Canada’s #1 lock brand Weiser - Security & Innovation since 1904! #1 brand in luxury hardware Baldwin - 70 Years Bold!  #1 commercial hardware retail brand Tell - The Retailers Choice! KWIKSET_New_Logo.epsBaldwin_1C.aiNational_logo_4c.aiWeiser_Spot.epsTellMfg_Logo_2c-Stacked.epsSPB_logo_new.pngHow Our Brands Reach Our Customers And Consumers 70 Image result for Vivinthttp://cdn.fontmeme.com/images/Amazon-Logo.jpghttp://www.modular.org/Images/2012logo.jpgspacerspacerspacerspacerDo It Yourself spacerhttps://orgill.com/images/new/orgill-header-logo.pnghttp://tse1.mm.bing.net/th?id=OIP.M1ccb29db703fe4e6c20808b945cd5e9fo0&w=182&h=105&c=7&rs=1&qlt=90&pid=3.1&rm=2Menards.comImage result for dr hortonGrow Sustain & Scale Home Centers E-commerce Lumber Yards, Hardware Stores Builders, Distributors, Showrooms Pro Contractor Technology Providers Commercial Contractors Home Automation Metal Modular  Buildings C:\Users\bae0704\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.Outlook\7HPUMZ60\DIB-Logo.jpgBest_Buy.epsKB_Home.epsTOPNOTCH_LOGO_Service -no tag.epsTrueValue_1c.aibuild.com.epsDepotLogo_4C.epsLowes-only-2C.pngFerguson.eps

Exhibit 99.1

SPB_logo_new.pngkevo2.pnghttp://logonoid.com/images/vivint-logo.pngMarket-Leading Growth In Electronics And IoT - Locksets 71 Kevo | Smart Phone Mobile App Lock - Keyless EntryC:\Users\bae0704\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.IE5\RKQFIIWY\unlock[1].png Lock http://www.weiserlock.com/Images/kevo/hand.pnghttp://images.forbes.com/media/lists/companies/google_416x416.jpghttp://business.chip.de/bii/3/3/3/2/0/5/7/7/Screenshot__318_-b4a0cf6665a5305d.png2.pngKevo_Logo.pngLowes-only-2C.pngCreston-no tag_Logo_CMYK.epsweiser_lock.pngpremis.pngSPB_logo_new.pngTell_Lowes.pngTell_Amazon.pngGrowth – Commercial Hardware Expansion 72 http://www.chucksteelthemovie.com/wp-content/uploads/2014/11/Amazon-logo-700x433.jpgInterline logo.jpgOrchard Supply Hardware_logo_spotimage002image003Lowes-only-2C.png

Exhibit 99.1

SPB_logo_new.pngPfister-logo_blk.aimultifamily.pngC:\Users\bae0704\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.Outlook\7HPUMZ60\Kwikset-Lever-Deadbolt.jpgGrowth – Multifamily And Wholesale 73 Image result for multifamily housingC:\Users\bae0704\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.Outlook\7HPUMZ60\National Hinge.jpgC:\Users\bae0704\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.Outlook\7HPUMZ60\PF Multifamily Photo.PNGKB_Home.epsFerguson Wol_CMYpppK.epsInterline_Brands_Logo_CMYK.pngSPB_logo_new.pngInternational Growth Large Market Opportunity Focused On Americas 74 Situation Focus •Grow Tell retail and wholesale •Leverage in other brands with “more, more, more…” •Continue effective greenfield growth •Tell growth •Gain scale through acquisition •Strong anchor brand •Strong margins •Strong Tell growth opportunity •Large, profitable sales base •Fragmented market •Low HHI brand share \\lkfnas01\interdepartmental\CREATIVE Dept\_HHI Brands Media Kit\Pfister\LOGOS\JPG\Pfister-BW.jpg\\lkfnas01\interdepartmental\CREATIVE Dept\_HHI Brands Media Kit\Tell\LOGOS\JPG\Tell_Icon_2c_HHI_850px.jpg\\lkfnas01\interdepartmental\CREATIVE Dept\_HHI Brands Media Kit\Weiser\LOGOS\JPG\Weiser-1C.jpg\\lkfnas01\interdepartmental\CREATIVE Dept\_HHI Brands Media Kit\Baldwin\LOGO\JPG\Baldwin-BW.jpg\\lkfnas01\interdepartmental\CREATIVE Dept\_HHI Brands Media Kit\Pfister\LOGOS\JPG\Pfister-BW.jpg\\lkfnas01\interdepartmental\CREATIVE Dept\_HHI Brands Media Kit\Tell\LOGOS\JPG\Tell_Icon_2c_HHI_850px.jpgCANADA LATAM

Exhibit 99.1

SPB_logo_new.pngSecurity – Clear Channel Opportunities In The United States DIY Branded DIY Private Label Mass Retail Light Commercial Tech/IoT Wholesale HHI Competition Under-indexed HHI Channels U.S. Residential Security Market: $1.5B 75SPB_logo_new.pngWhite Space – Extending Share Positions 76 DIY Repair & Remodel Private Label E-commerce Prof. Repair & Remodel New Construction Architects and Designers Commercial Home Automation Light Commercial Technology Image result for houzz logohttp://tse1.mm.bing.net/th?&id=OIP.Mba731f21d11497fee9fd429a9288d286o0&w=307&h=166&c=0&pid=1.9&rs=0&p=0&r=0http://tse1.mm.bing.net/th?&id=OIP.M6bfc18379df936bf2add01a53eb05d9cH0&w=256&h=299&c=0&pid=1.9&rs=0&p=0&r=0http://tse1.mm.bing.net/th?&id=OIP.Mb3470e3d945ea8890e8f6619be0b8b38o0&w=287&h=264&c=0&pid=1.9&rs=0&p=0&r=0C:\Users\NJB1227A\AppData\Local\Microsoft\Windows\Temporary Internet Files\Content.Outlook\DTHVNDJE\walmart.jpgLowes-only-2C.pngLowes-only-2C.pngTarget_Spot.epsDepotLogo_4C.epsHD_Supply_SecondaryBrandmark_2C_pos.eps

Exhibit 99.1

Continuous Improvement Drives Value

Evolving Platform

- Scalable systems
- China factory relocation
- Spectrum Brands synergy

Lowest Cost

- High volume vertical integration
- Automation
- Philippines cost position
- Insourcing

Keep It Simple

- 30% Chassis harmonization
- SKU rationalization
- Non-strategic segments

Spectrum Brands

77SPB_logo_new.pngWhat You Can Expect From Hardware & Home Improvement .Winning with #1 brands and a strong innovation engine .Leveraging vertically-integrated, lowest-cost supply chain .Growing with strong markets in housing and electronics .Growth opportunities in accessible but under-indexed markets .Track record of strong, consistent sales and EBITDA growth that will continue 78

Exhibit 99.1

1.Strategic Overview & Growth Initiatives Andreas Rouvé 2.Global Auto Care Guy Andrysick 3.Global Batteries & Appliances Steve Fraundorfer 4.Pet, Home & Garden Randy Lewis 5.Hardware & Home Improvement Phil Szuba 6.Financial Update Doug Martin 7.Q&A Session All gradient4.pngSPB_logo_new.pngHardware & Home Improvement Global Batteries & Appliances Pet, Home & Garden Global Auto Care Financial Overview Doug Martin Executive Vice President & Chief Financial Officer

Exhibit 99.1

SPB_logo_new.pngTTM Net Sales - $5,098 Million TTM Adjusted EBITDA - $945 Million The Spectrum Value Model drives adjusted EBITDA growth 81 GBA 32% HHI 25% Global Pet Supplies 15% H&G 15% GAC 16% Corporate -3% We Have A Strong, Well-Balanced Portfolio Of Categories Note: TTM reflects the trailing 12 months ended June 30, 2016 GBA 40% HHI 24% Global Pet Supplies 17% H&G 10% GAC 9% 82 Global Shared Services Are Efficient & Scalable

Exhibit 99.1

SPB_logo_new.pngTTM Net Sales - $5,098 Million TTM Adjusted EBITDA - $945 Million The Spectrum Value Model drives adjusted EBITDA growth 81 GBA 32% HHI 25% Global Pet Supplies 15% H&G 15% GAC 16% Corporate -3% We Have A Strong, Well-Balanced Portfolio Of Categories Note: TTM reflects the trailing 12 months ended June 30, 2016 GBA 40% HHI 24% Global Pet Supplies 17% H&G 10% GAC 9% 82 Global Shared Services Are Efficient & Scalable  $23.00  $27.18  $23.62  $40.01  $65.84  $90.53  $91.51 $137.69 FY 09FY 10FY 11FY 12FY 13FY 14FY 15FY 16.Strong and expanding EBITDA .Opportunity for further working capital improvement .Modest capital requirements 83  We Drive Sustainable Free Cash Flow And Shareholder Returns Total Shareholder Return - CAGR: 31%(b) Adjusted Free Cash Flow ($ in millions) (a)As of October 12, 2016, the Company expects to somewhat exceed adjusted free cash flow of $515 million in FY16. (b)Share price plus reinvested dividends (from September 30, 2009 to September 30, 2016). (c)Prices as at September 30, 2016 – end of FY16 Q4.  $88  $146 $194  $212  $254  $359  $454  $505-$515 FY 09FY 10FY 11FY 12FY 13FY 14FY 15FY 16 Est.Share Price at Close  (c) (a)  (a)

84  Anticipated Future Cash Flow Results In Additional Value Creation Flexibility .Pay down debt .Acquisitions .Share repurchases .Further increase dividends Uncommitted Cash Optionality Note: Management is not committing itself to the above illustration of our potential generation and use of future cash flows but is showing the flexibility the Company has to create further value from its anticipated continued path of growing free cash flow. 2016-2018 Operating Cash Flow = ~$2.1 Billion Uncommitted Free Cash Flow $1.2 Capex $0.3 Dividends $0.3 Share Repurchases $0.3 ($ in millions)

Exhibit 99.1

A/C Pro Blog85 Supporting Growth Through Synergistic Bolt-On Acquisitions Global Pet Supplies Home & Garden Hardware & Home Improvement Global Auto Care Spectrum Brands continually evaluates synergistic, bolt-on acquisitions to expand its product lines, extend market penetration and grow its geographic footprint

Successful Track Record Of Delevering After Acquisitions

- Strong free cash flow used to manage capital structure and drive value
- Proven integrator – Russell Hobbs, HHI, FURminator, Black Flag/TAT, Tong Lung, Liquid Fence, Tell, Salix, IAMS/Eukanuba, Global Auto Care



Fiscal Year-end Total Leverage
4.0x
3.4x
3.4x
4.8x
4.1x
4.4x
Below 4.0x
FY 10(a)
FY 11
FY 12
FY 13(b)
FY 14
FY 15(c)
FY 16 Est.
Russell Hobbs
HHI
GAC

(a) Reflects pro forma as if Russell Hobbs merger completed at the beginning of respective period.
(b) Reflects pro forma as if HHI acquired at the beginning of respective period.
(c) Reflects pro forma as if GAC acquired at the beginning of respective period.

Spectrum Brands

86

87 We Have A Strong Capital Structure Debt Maturity Schedule(b) Debt/Capital(a) (a)Net of cash, excluding operating leases (b)Pro forma September 30, 2016 assuming full redemption of 2020 bonds ($520M) on October 21, 2016. Bonds Term Loans Total Debt/Market Capital Total Debt/Capital ($ in millions) 73% 71% 69% 39% 42% 36% 9/30/20149/30/20157/3/2016 $1,123  $570  $1,250 $477 FY 17FY 18FY 19FY 20FY 21FY 22FY 23FY 24FY 25FY 26FY 27SPB_logo_new.pngSummary .Stable, non-discretionary product categories .Strong innovation pipeline .Global infrastructure and investment to support above market growth .Strong financial profile .Focus on sustainable EBITDA and free cash flow growth 88

Exhibit 99.1

1.Strategic Overview & Growth Initiatives Andreas Rouvé 2.Global Auto Care Guy Andrysick 3.Global Batteries & Appliances Steve Fraundorfer 4.Pet, Home & Garden Randy Lewis 5.Hardware & Home Improvement Phil Szuba 6.Financial Update Doug Martin 7.Q&A Session All SPB_logo_new.pngNotes

Exhibit 99.1

SPB_logo_new.pngNotesSPB_logo_new.pngNotes

Exhibit 99.1

gradient4.pngSPB_logo_new.pngSpectrum_Brand_Powerpoint_Image_Wide2.jpg